Exhibit 99.14

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-E

KEY PERFORMANCE FACTORS
February 29, 2000



        Expected B Maturity                                        06/16/03


        Blended Coupon                                              6.0959%



        Excess Protection Level
          3 Month Average   5.37%
          February, 2000   6.16%
          January, 2000   5.42%
          December, 1999   4.54%


        Cash Yield                                  18.80%


        Investor Charge Offs                         4.75%


        Base Rate                                    7.89%


        Over 30 Day Delinquency                      5.01%


        Seller's Interest                            9.54%


        Total Payment Rate                          14.30%


        Total Principal Balance                     $48,263,301,515.80


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,604,500,997.31